EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Colony Bankcorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), T. Heath Fountain, President and Chief Executive Officer of the Company, and Tracie Youngblood, Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his or her knowledge that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2020

/s/ T. Heath Fountain
T. Heath Fountain
President and Chief Executive Officer

May 15, 2020

/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice-President and Chief Financial Officer